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                                                                      EXHIBIT 32

                            CERTIFICATION PURSUANT TO
                             18 U.S.C. SECTION 1350,
                             AS ADOPTED PURSUANT TO
                  SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Quarterly Report of National Property Analysts Master Limited Partnership ("NPAMLP") on Form 10-Q for the period ending June 30, 2003 as filed with the Securities and Exchange Commission on the date hereof (the "Report"), we, Edward B. Lipkin, President of EBL&S, Inc., the Managing General Partner of NPAMLP, Robert McKinney, President of Feldman International, Inc., the Equity General Partner of NPAMLP, and David A. Simon, Vice President and Chief Financial Officer of EBL&S Property Management, Inc., Agent for NPAMLP and the equivalent of its Chief Financial Officer certify, pursuant to 18 U.S.C.
Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

         (1) The Report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

         (2) Information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of NPAMLP.

                                       National Property Analysts Master Limited
                                       Partnership
                                       -----------------------------------------
                                       (Registrant)

                                       Date: August 13, 2003

                                       By: EBL&S, Inc., its managing general
                                           partner
                                       -----------------------------------------

                                       By: /s/ Edward B. Lipkin
                                           -------------------------------------
                                           Name:  Edward B. Lipkin
                                           Title: President

                                       By: Feldman International Inc., its
                                           equity general partner
                                           -------------------------------------

                                       By: /s/ Robert McKinney
                                           -------------------------------------
                                           Name: Robert McKinney
                                           Title:   President

                                       By: EBL&S Property Management, Inc.,
                                           Agent for NPAMLP
                                           -------------------------------------

                                       By: /s/ David A. Simon
                                           -------------------------------------
                                           Name: David A. Simon
                                           Title: Vice President